Exhibit 99.1

Orthofix Medical Inc.

3451 Plano Parkway

Lewisville, TX 75056 USA

Tel 214 937 2000

Orthofix.com

News Release

Orthofix Announces Agreement with Engine Capital and Appointment of Three New Independent Directors to Further Advance Position as Leading Global Spine and Orthopedics Company

Three New Directors Bring Substantial Finance, Strategic Development, Healthcare and
MedTech Experience

LEWISVILLE, Texas – December 12, 2023 – Orthofix Medical Inc. (NASDAQ: OFIX) (“Orthofix” or the “Company”) today announced the appointment of three new independent directors to the Company’s Board. These new directors bring substantial finance, strategic development, healthcare and medical technology experience to further advance Orthofix’s position as a leading global spine and orthopedics company. The appointments follow constructive engagement and entry into a cooperation agreement with Engine Capital Management, LP (together with its affiliates, “Engine”), one of the Company’s largest shareholders, which owns approximately 8.2% of Orthofix’s outstanding shares.

Catherine Burzik, Chair of the Orthofix Board of Directors and Interim Chief Executive Officer, said, “Orthofix is a market leader with a broad, differentiated technology offering, comprehensive commercial reach and a team who is unwavering in their dedication to delivering innovative solutions that improve patients’ lives. Our conversations with Engine identified that we are closely aligned in many areas. We are pleased to partner with one of our largest shareholders on these new director additions. We are confident their expertise and insights will further advance Orthofix’s strategy and objective of driving enhanced shareholder value.”

Massimo Calafiore, incoming President and Chief Executive Officer of Orthofix, said, “Orthofix is an outstanding company with a strong foundation of talent, innovation and growth opportunities across the business. I am excited to work with the Orthofix Board, including the newly appointed directors, and the management team to build on the momentum underway and unlock value for shareholders, while providing solutions for patients around the globe.”

Arnaud Ajdler, Managing Partner of Engine, said, “We appreciate the collaborative dialogue we have had with the Orthofix Board and share its belief that Orthofix has many value creation opportunities. We believe Orthofix is deeply undervalued and are confident the addition of these three new directors, together with Massimo’s recent appointment as CEO, position Orthofix to deliver profitable growth and significant, sustainable shareholder value.”

The three new independent directors joining the Orthofix Board are:

•
Alan Bazaar, Chief Executive Officer of wealth management firm Hollow Brook Wealth Management LLC;
•
Michael Finegan, Chief Executive Officer of Acera Surgical and former Chief Strategy Officer of Orthofix; and
•
Charles Kummeth, President and Chief Executive Officer of Bio-Techne Corporation.

With these appointments and Mr. Calafiore joining the Board upon his effective date, Orthofix’s Board will consist of 12 directors, 11 of whom are expected to be independent as of early 2024. It is expected that the Board will be reduced to nine members at the 2024 Annual Meeting.

The cooperation agreement contains customary standstill, voting and other provisions and will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Perella Weinberg Partners is serving as financial advisor to Orthofix, and Hogan Lovells US LLP is serving as legal counsel. Olshan Frome Wolosky LLP is acting as legal counsel to Engine.

About Alan Bazaar

Alan Bazaar is currently the CEO of wealth management firm Hollow Brook Wealth Management LLC. Prior to Hollow Brook, Mr. Bazaar spent more than a decade with private investment firm Richard L. Scott Investments, LLC, where he served as Managing Director and Portfolio Manager as well as a co-manager of the public equity portfolio, responsible for all aspects of the investment decision-making process. Earlier in his career, Mr. Bazaar worked at Arthur Andersen LLP.

Previously, Mr. Bazaar served on the board of directors of Wireless Telecom Group, Inc., a test and measurement solutions provider; PDL BioPharma, a company engaged in development of innovative therapeutics and healthcare technologies; Hudson Global, Inc., a total talent solutions provider; Sparton Corporation, a provider of electromechanical devices; LoJack Corporation, a provider of stolen vehicle recovery and IoT connected car systems; Media Sciences, Inc., a manufacturer and distributor of business color printer supplies and industrial ink applications; NTS, Inc., an independent provider of environmental simulation testing, inspection, and certification services; and Airco Industries, Inc., a privately held manufacturer of aerospace products.

Mr. Bazaar received a BA in history from Bucknell University and an MBA from the Stern School of Business at New York University. He is a Certified Public Accountant (inactive).

About Michael Finegan

Michael Finegan is CEO at Acera Surgical, a bioscience company developing and commercializing a portfolio of fully engineered materials for regenerative medicine. Prior to joining Acera, Mr. Finegan spent 14 years at Orthofix where he served in roles of increasing responsibility, including seven years as Chief Strategy Officer. Among his accomplishments at Orthofix, Mr. Finegan created and led the biologics business. Before his tenure at Orthofix, Mr. Finegan served more than 16 years in a variety of roles at Boston Scientific, including as Vice President of Corporate Sales and as Vice President of National Accounts.

Mr. Finegan received a BA in economics from Wake Forest University.

About Charles Kummeth

Charles Kummeth is President and CEO of Bio-Techne Corporation, a leading developer and manufacturer of high-quality purified proteins, antibodies, immunoassays, and instruments for biomedical researchers and clinical research laboratories. Previously, Mr. Kummeth was at Thermo Fisher Scientific Inc. as President of Mass Spectrometry and Chromatography and President of the Laboratory Consumables Division. Prior to Thermo Fisher Scientific, he served in various roles during his 24-year career at 3M Corporation, most recently as the Vice President of the company's Medical Division.

Mr. Kummeth serves on the boards of Bio-Techne; Gentherm, a developer of thermal management technologies; and PerkinElmer, a maker of instrumentation, consumables and Software servicing the analytical needs of the food and environmental markets and which is a private company owned by New Mountain Capital, a New York based private equity firm.

Mr. Kummeth received a BS in Electrical Engineering from the University of North Dakota, an MS in Computer Science from the University of St. Thomas and an MBA from the Carlson School of Business at the University of Minnesota.

About Orthofix

Orthofix is a leading global spine and orthopedics company with a comprehensive portfolio of biologics, innovative spinal hardware, bone growth therapies, specialized orthopedic solutions, and a leading surgical navigation system. Its products are distributed in approximately 68 countries worldwide.

The Company is headquartered in Lewisville, Texas and has primary offices in Carlsbad, CA, with a focus on spine and biologics product innovation and surgeon education, and Verona, Italy, with an emphasis on product innovation, production, and medical education for orthopedics. The combined Company’s global R&D, commercial and manufacturing footprint also includes facilities and offices in Irvine, CA, Toronto, Canada, Sunnyvale, CA, Wayne, PA, Olive Branch, MS, Maidenhead, UK, Munich, Germany, Paris, France and Sao Paulo, Brazil.

Forward-Looking Statements

This news release may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) global economic instability and potential supply chain disruption caused by Russia’s invasion of Ukraine and resulting sanctions, and (viii) the other risks and uncertainties more fully described in our periodic filings with the

Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

Contacts:

Media Relations

Denise Landry

DeniseLandry@orthofix.com

214.937.2529

Investor Relations

Louisa Smith, Gilmartin Group

IR@orthofix.com